STATE OF NORTH CAROLINA
                                            FIRST AMENDMENT TO LEASE AGREEMENT
COUNTY OF MECKLENBURG


      THIS FIRST AMENDMENT TO LEASE AGREEMENT is executed effective as of October 29, 1997 by and between THE SPEIZMAN LLC, a North Carolina limited liability company ("Lessor") and SPEIZMAN INDUSTRIES, INC., a North Carolina corporation ("Lessee").


                             W I T N E S S E T H:

      WHEREAS, the parties have heretofore entered into that certain Lease Agreement dated October 29, 1997 ("Lease") whereby Lessor did lease to Lessee certain premises as described in the Lease located at 701 Griffith Road, Charlotte, North Carolina; and,

      WHEREAS, the parties have since determined that the assumptions regarding responsibilities under the Lease in setting the rental rate were in fact inaccurate as to (1) square footage; (2) responsibility for insurance; (3) responsibility for taxes; and,

      WHEREAS, the parties are desirous of amending said Lease to accurately reflect the contemplation of the parties in the setting of the rate and to accurately assess rental based upon the true square footage of the facility;

      NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree to amend the Lease as follows:

      (1) The first sentence of paragraph 3. RENT, which presently reads "Lessee shall pay to Lessor as rental for the Premises the sum of Fifty-One Thousand Nine Hundred Fifty-Three and 40/100's Dollars ($51,953.40) per month, payable on or before the fifth (5th) day of each calendar month during the term thereof." shall be deleted and replaced with the following:

      "Lessee shall pay to Lessor as rental for the Premises the sum of Fifty-Four Thousand Nine Hundred Twenty-Three and 40/100's Dollars ($54,923.40) per month, payable on or before the fifth (5th) day of each calendar month during the term thereof."

      (2) Paragraph 9. INSURANCE, (a) Casualty Insurance. shall be deleted and replaced with the following:

      "(a)  Casualty  Insurance.  During the term of this Lease,  Lessor
            --------------------
            shall maintain and keep in full force and effect, at its cost, a standard comprehensive fire and extended coverage policy of insurance with respect to the Premises naming
            Lessor and Lessee as insured as their interests appear, in such amounts as Lessor's lender, if any, shall require.
            Lessee
            shall have the responsibility to determine whether to maintain casualty insurance with respect to Lessee's personalty and business interruption insurance for Lessee's own benefit."

      3. Paragraph 10. TAXES shall be deleted and replaced with the following:

      "Lessor shall pay all ad valorem real property taxes and special assessments applicable (and any penalties for late payment associated therewith) to the Premises during the term of this Lease not later than the due date shown on the bill therefor. Lessee shall be solely responsible for paying any taxes or governmental assessments levied upon Lessee's personal or business property."

      4. Except as modified herein, the Lease remains enforceable according to its tenor as originally set forth.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals pursuant to authority duly given, this the 22 day of July, 1998.

                                     LESSOR:

                                    THE SPEIZMAN LLC


                                          /s/ ROBERT S. SPEIZMAN
                                    By:   -----------------------------   (SEAL)
                           Robert S. Speizman, Manager



                                    LESSEE:

                                    SPEIZMAN INDUSTRIES, INC.


                                          /s/ ROBERT S. SPEIZMAN
                                    By:   ------------------------------
                          Robert S. Speizman, President

ATTEST:

/s/ Josef Sklut, Secretary
---------------------------------
      Josef Sklut, Secretary

[Corporate Seal]


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


STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

      I, a Notary Public, do hereby certify that Robert S. Speizman personally appeared before me this day and acknowledged that he is the manager of The Speizman LLC, a North Carolina limited liability company, and further acknowledged the due execution of this instrument on behalf of and as the authorized act and deed of such limited liability company.

      Witness my hand and official stamp or seal, this the 22 day of July, 1998.


                                                   /s/ L. Gail Gormly
                                                  -----------------------------
                                                      Notary Public
My commission expires:

                                (NOTARY SEAL APPEARS HERE)
 11-11-2000
---------------------------
[Notarial Seal]


STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

      I, a Notary Public of the County and State aforesaid, certify that Robert
S. Speizman personally came before me this day and acknowledged that he is the President of Speizman Industries, Inc. and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name, sealed with its corporate seal and attested by its Secretary.

      Witness my hand and official stamp or seal, this the 22 day of July, 1998.


                                                    L. Gail Gormly
                                                   -----------------------------
                                                      Notary Public
My commission expires:


                                (NOTARY SEAL APPEARS HERE)
   11-11-2000
----------------------
[Notarial Seal]



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